U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2014

BRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

525 Market Street, 4th Floor, San Francisco, California 94105-2712

(Address of principal executive offices) (Zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 7, 2014, under the terms of the Agreement and Plan of Merger, dated as of December 19, 2013 (the “Merger Agreement”), by and among Essex Property Trust, Inc. (“Essex”), BEX Portfolio, Inc., formerly known as Bronco Acquisition Sub, Inc. (“Merger Sub”), and BRE Properties, Inc. (“BRE”), Essex delivered a written notice to BRE (the “Notice”) that requires BRE to sell, and for certain parties designated by Essex to purchase (the “Asset Sale”), on the business day prior to the effective time of the merger, certain assets of BRE and its subsidiaries set forth in the Notice (the “Disposition Assets”). Essex intends to have the Disposition Assets contributed to one or more new joint ventures to be formed by BRE, and BRE would then sell joint venture interests to one or more third-party joint venture partners identified by Essex. The joint ventures may also raise capital through new mortgage financing, the proceeds of which would be distributed to BRE as part of the Asset Sale.

Pursuant to the Merger Agreement, BRE will authorize a dividend to BRE stockholders of record as of the close of business on the business day preceding the effective time of the merger as a special distribution (the “Special Distribution”). The amount of the Special Distribution will be determined by BRE, in consultation with Essex, and is expected to equal the net proceeds received by BRE from the Asset Sale, or a portion thereof. As previously disclosed in the definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) by Essex and BRE on February 14, 2014 relating to the proposed merger of BRE with and into Merger Sub pursuant to the Merger Agreement, with Merger Sub continuing as the surviving corporation and a wholly owned direct subsidiary of Essex, the amounts distributed as a Special Distribution will reduce the cash consideration payable by Essex in the merger.

BRE and/or Essex will file an additional Form 8-K and/or press release in the event the Special Distribution is authorized by the Board of Directors of BRE. There can be no assurance, however, of the amount of the Special Distribution or that there will be a Special Distribution, at all. In any event, BRE stockholders will receive an aggregate $12.33 in cash, without interest, in connection with the closing of the merger whether as a result of the payment of the Special Distribution or payment of the cash consideration in the merger or a combination thereof.

Additional Information and Where to Find It

In connection with the proposed merger of BRE with and into BEX Portfolio, Inc. (formerly known as Bronco Acquisition Sub, Inc.), a direct wholly owned subsidiary of Essex, Essex has filed with the SEC a Registration Statement on Form S-4 (File No. 333-193620) and Essex and BRE have filed with the SEC a definitive joint proxy statement/prospectus sent to the security holders of Essex and BRE on or about February 18, 2014 seeking their approval of the proposed merger. Essex and BRE will file other relevant documents with the SEC. INVESTORS AND SECURITY HOLDERS OF ESSEX AND BRE ARE URGED TO CAREFULLY READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 14, 2014, WHICH WAS SENT TO SECURITY HOLDERS OF ESSEX AND BRE ON OR ABOUT FEBRUARY 18, 2014 (INCLUDING ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC), AS THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive joint proxy statement/prospectus and other relevant documents filed by Essex and BRE with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Essex with the SEC are available free of charge on Essex’s website at www.essexpropertytrust.com or by contacting Essex Investor Relations at 650-494-3700. Copies of the documents filed by BRE with the SEC are available free of charge on BRE’s website at www.breproperties.com or by contacting BRE Investor Relations at 415-445-3745. Essex and BRE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Essex’s executive officers and directors in Essex’s definitive proxy statement filed with the SEC on April 1, 2013. You can find information about BRE’s executive officers and directors in BRE’s definitive proxy statement filed with the SEC on March 11, 2013. Additional information regarding the interests of such potential participants are included in the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC. You may obtain free copies of these documents from Essex or BRE using the sources indicated above. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements which are based on current expectations, estimates and projections about the industry and markets in which Essex and BRE operate and beliefs of and assumptions made by Essex management and BRE management, involve uncertainties that could significantly affect the financial results of Essex or BRE or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Essex and BRE, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to expected synergies, improved liquidity and balance sheet strength – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of BRE or its business, (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) risks associated with acquisitions, including the proposed merger with Essex, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger on the terms described or at all and the timing of the closing of the merger, and (ix) those additional risks and factors discussed in reports filed with the SEC by Essex and BRE from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. BRE does not undertake any duty to update any forward-looking statements appearing in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

Date: March 13, 2014	By: /s/ Kerry Fanwick
Name: Kerry Fanwick
Its: Executive Vice President, General Counsel and Secretary